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                                                                    Exhibit 23.2
                                                                    ------------



                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



THE BOARD OF DIRECTORS
UNITED ARTISTS THEATRE CIRCUIT, INC.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.



                                          KPMG PEAT MARWICK LLP



Denver, Colorado
June 6, 1997


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